SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  November 6, 1996


                             COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)






                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)






                                                          Page 1 of 5 pages
                                                          Exhibit Index page 4

   Item 5.   Other Events
             ------------

             On November 6, 1996, Coca-Cola Enterprises (the "Company") issued a press release announcing the Company has ended negotiations to acquire NORA BEVERAGES INC. and will continue to distribute Naya products under existing distribution arrangements.

   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

             (c)  Exhibits.

             99   Press Release of Coca-Cola Enterprises
                  issued November 6, 1996.




































                                                             Page 2 of 5 pages

                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COCA-COLA ENTERPRISES INC.
                                        (Registrant)


                                            LOWRY F. KLINE
   Date:  November 6, 1996            By:______________________________
                                      Lowry F. Kline
                                      Senior Vice President and
                                      General Counsel

































                                                            Page 3 of 5 pages

                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                            Page
   -----------                                                            ----

     99      November 6, 1996, Coca-Cola Enterprises press release          5
             announcing the Company has ended negotiations to acquire
             NORA BEVERAGES INC. and will continue to distribute Naya products under existing distribution arrangements.








































                                                             Page 4 of 5 pages